Q2 and 1H Fiscal 2011 Investor/Analyst Call © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. February 3, 2011 Exhibit 99.2

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and GAAP
Reconciliation
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. Forward-
looking statements include, but are not limited to, statements about the timing of the anticipated sale, and post sale plans and intentions, related to the company’s ISP and OnSite Services businesses, as well as statements regarding the company’s business and financial outlook. The forward-looking statements contained herein are based on current expectations and assumptions and not on historical facts. There are important factors that could cause actual results to differ materially from those set forth in the forward-looking statements including the satisfaction of conditions to closing the sale of the ISP and OnSite Services businesses and the effect these sales have on the company’s business and financial results. Additional factors that may affect future results are described in CareFusion’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our Chief
Executive Officer, could disrupt our business. This presentation reflects management’s views as of February 3, 2011. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP financial measures. Reconciliations can be found on slides 15, 19 and 20 of this presentation.  In addition, definitions and reconciling information can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Today’s Speakers
•
Kieran Gallahue, Chairman and Chief Executive
Officer
•
Dave Schlotterbeck, Outgoing Chairman and Chief
Executive Officer
•
Jim Hinrichs, Chief Financial Officer

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q2 and 1H Fiscal 2011 Results

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q2 Fiscal 2011 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M %Change
1
$M %Change
1
Revenue $1,002 (2)% $1,002 (2)%
Operating Expenses
2
$349 (1)% $320 (3)%
Operating Income
2
$126 (1)% $155 4%
Income from Continuing
Operations
3
$76 4% $98 11%
Diluted EPS from Continuing
Operations
3
$0.34 3% $0.44 13%
1 % Change over prior year period.
2 Adjusted operating expenses and adjusted operating income are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q2 Fiscal 2011 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Critical Care Technologies (CCT) $M % Change
1
$M % Change
1
Revenues $684 -- $684 --
Segment Profit
2
$110 (1)% $128 2%
Medical Technologies and Services
(MTS)
$M % Change
1
$M % Change
1
Revenues $318 (6)% $318 (6)%
Segment Profit
2
$16 -- $27 17%
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring related costs.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

1H Fiscal 2011 Review
GAAP Adjusted
$M % Change $M % Change
Revenue $1,910 (2)% $1,910 (2)%
Operating Expenses
2
$707 3% $638 (1)%
Operating Income
2
$208 (15)% $277 (2)%
Income from Continuing
Operations
3
$114 (11)% $165 (5)%
Diluted EPS from Continuing
Operations
3
$0.51 (12)% $0.73 (8)%
1 % Change over prior year period.
2 Adjusted operating expenses and adjusted operating income are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.
1
1

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

1H Fiscal 2011 Segment Review
GAAP Adjusted
Critical Care Technologies (CCT) $M % Change
1
$M % Change
1
Revenues $1,301 -- $1,301 --
Segment Profit
2
$181 (15)% $228 (4)%
Medical Technologies and Services
(MTS)
$M % Change
1
$M % Change
1
Revenues $609 (5)% $609 (5)%
Segment Profit
2
$27 (16)% $49 9%
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring related costs.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Fiscal 2011 Guidance

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Financial Guidance
Feb. 3, 2011
10
$ in millions
Previous
FY11 Outlook
1
Updated
FY11 Outlook
Total Revenue
Mid single digit growth over
FY10 reported revenue of
$3.9B
Low single digit growth over
FY10 reported revenue of
$3.9B on a reported and
constant currency basis
Low single digit growth over
FY10 revenue of $3.5B on a
reported and constant
currency basis
Adjusted Operating
Expenses
4
33% of total revenue 32 - 33% of total revenue 34% of total revenue
Gross Margin ~48% ~48% 50 – 51%
Adjusted Operating Margin
4
~15% ~15% ~17%
Adjusted Effective Tax Rate
5
30 - 32% 28 - 30% 28 - 30%
Adjusted Diluted EPS
5
$1.58 - $1.68 $1.65 - $1.72 $1.58 - $1.65
Nonrecurring Items
6
$100 - $110 $120 $120
Diluted Weighted Average
Shares Outstanding
~225M ~225M ~225M
Capital Expenditures $160 - $180 $150 - $160 $150 - $160
3
3
Updated FY11 Outlook,
Adjusted for Divestitures²
1  Provided by CareFusion on November 2, 2010.
2 Reflects expected impact of the divestitures of OnSite Services and International Surgical Products (ISP) businesses. Assumes the OnSite divestiture will reduce revenues and adjusted diluted EPS by approximately $13 million and $0.01, respectively, in Q4 FY11. Assumes ISP will be treated as discontinued
operations and will reduce revenues and adjusted diluted EPS by approximately $440 million and $0.06, respectively, for FY11.
3 Assumes foreign exchange rates as of December 31, 2010.
4 Adjusted operating expenses and adjusted operating margin are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring related costs.
5 Adjusted effective tax rate and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.
6 Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Updated Fiscal 2011 Revenue
Guidance and Assumptions
Guidance
•
Revenue growth lowered to low single digit growth
Assumptions
•
Infusion revenue lowered as timing of infusion pump conversions shifts a portion of revenue from FY11 to FY12
•
Over 50% of revenue expected in 2H FY11
•
Hospital capital spending grows low to mid single digits; customers continue prioritizing spending
•
International Surgical Products (ISP) annual revenue of $440 million for FY11 included in discontinued operations as of Q3 FY11
•
OnSite divestiture reduces Q4 FY11 revenue by $13 million
•
Foreign exchange rates remain at December 31, 2010 levels

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Updated Fiscal 2011 Adjusted EPS
Guidance and Assumptions
Guidance
•
Adjusted diluted EPS expected to be in the range of $1.58 to $1.65
Assumptions
•
Flexibility on operating expense line partially offsets impact of lower revenue
•
Lowered FY11 tax rate guidance of 28% to 30% provides ~$0.04 benefit
•
ISP included in discontinued operations as of Q3 FY11 and
negatively impacts adjusted diluted EPS by $0.06
•
OnSite divestiture reduces Q4 FY11 adjusted diluted EPS by $0.01
•
August 2010 restructuring provides $85 million to $95 million in pre-tax cost savings in FY11
•
Foreign exchange rates remain at December 31, 2010 levels

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Updated Fiscal 2011 CCT Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue grows on a percentage basis by
mid single digits
Infusion: Revenues grow on a percentage basis in the low
teens due to Medegen acquisition and from incremental
market share gains in 2H FY11 following FDA requirement
for Baxter to remove its Colleague pump base within two
years
Respiratory: Revenues are down mid single digits year-
over-year as sales related to H1N1 have not reoccurred
this year and the flu season to date has been very light
which negatively impacts capital and consumables
Dispensing: Revenues grow on a percentage basis by low
to mid single digits

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Updated Fiscal 2011 MTS Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue grows low single digits
ChloraPrep
®
business grows double digits based on successful
execution of growth strategy both domestically and internationally
Medical Specialties business continues to grow, driven by full commercial launch of AVAmax
®
Vertebral Balloon (Kyphoplasty) and
other portfolio products
International Surgical Products included in discontinued operations as of Q3 FY11
•
FY11 revenue and adjusted diluted EPS of $440 million and $0.06, respectively, to be included in discontinued operations
Research Services
divestiture,
which closed in May 2010 and was
not classified as discontinued operations, negatively impacts top line by $59 million
OnSite Services divestiture closes by April 2011 and is not included in discontinued operations; negatively impacts top line by $13 million and adjusted diluted EPS by $0.01 in Q4 FY11

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2010 Results with ISP as D.O.
At a Glance
1 Reflects the expected impact of the divestiture of the ISP business, which will be treated as discontinued operations in Q3 FY11.
2 Adjusted operating margin is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring related costs.
3 Adjusted diluted earnings per share is a Non-GAAP financial measure that excludes nonrecurring items related restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.
Note: A full GAAP to Non-GAAP reconciliation is included in Exhibit 99.1 of Form 8-K filed by the company on Aug. 10, 2010.
15
$ in millions
FY10 GAAP
As Reported
FY10
As Adjusted
FY10
Adjusted
with ISP as
D.O.
Difference
Total Revenue $3,929 $3,929 $3,472 $(457)
Gross Margin 47.5% 47.5% 49.9% 2.4%
Operating Margin
2
12.0% 13.8% 14.8% 1.0%
Diluted EPS
3
$0.87 $1.42 $1.33 $(0.09)
1

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Guidance Walk Over
1 Includes impact of lowering revenue guidance for FY11, flexibility in operating expenses and updated tax rate guidance of 28% to 30%.
2 Reflects expected impact of the divestitures of OnSite Services and ISP businesses. Assumes the OnSite divestiture will reduce revenues and adjusted diluted EPS by approximately $13 million and $0.01, respectively, in Q4 FY11. Assumes ISP will be  treated as discontinued
operations and will reduce revenues and adjusted diluted EPS by approximately $440 million and $0.06, respectively, for FY11.
3 Adjusted diluted earnings per share is a Non-GAAP financial measure that excludes nonrecurring items related restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.
16
FY11
Guidance
Nov. 2, 2010
Revenue grows
mid single digits
over FY10 reported
revenue of $3.9B
Adjusted Diluted
EPS range of
$1.58 - $1.68
3
Updated FY11
Guidance with
Updated
Assumptions
1
Revenue grows
low single digits
over FY10 revenue
of $3.9B
Adjusted Diluted
EPS range of
$1.65 - $1.72
Updated FY11
Guidance,
Adjusted for
Divestitures
2
Revenue grows
low single digits
over FY10 revenue
of $3.5B, which
excludes ISP
revenue
Adjusted Diluted
EPS range of
$1.58 - $1.65
3 3

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Growth Expectations
Compared to Fiscal 2010 with ISP as D.O.
$ in millions
FY10 Adjusted
with ISP as D.O.
1
FY11 Guidance Growth
Total Revenue $3,472
Low single digit
growth
Low single digit
growth
Gross Margin 49.9% 50 – 51% 0 – 1 ppt
Adjusted Operating
Margin
2
14.8% ~17% ~2 ppt
Adjusted Diluted
EPS
3
$1.33 $1.58 - $1.65 19 - 24%
17
1 Reflects the expected impact of the divestiture of the ISP business, which will be treated as discontinued operations in Q3
FY11.  See reconciliation from our reported GAAP financial information presented on slide 15.
2 Adjusted operating margin is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring related costs.
3 Adjusted diluted earnings per share is a Non-GAAP financial measure that excludes nonrecurring items related restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q&A

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q2 Fiscal 2011 Non-GAAP
Reconciliations
$ in millions
Q2 FY11
GAAP
Nonrecurring
Items
Q2 FY11
Adjusted
Operating Expenses $349 $(29) $320
Operating Income $126 $29 $155
Income From Continuing Operations $76 $22 $98
Diluted EPS From Continuing
Operations
$0.34 $0.10 $0.44
Critical Care Technologies
Segment Profit
$110 $18 $128
Medical Technologies and
Services Segment Profit
$16 $11 $27
2
1
1 Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.
2 Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on Feb. 3, 2011.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

1H Fiscal 2011 Non-GAAP
Reconciliations
$ in millions
1H FY11
GAAP
Nonrecurring
Items
1
1H FY11
Adjusted
Operating Expenses $707 $(69) $638
Operating Income $208 $69 $277
Income From Continuing Operations $114 $51 $165
Diluted EPS From Continuing
Operations
2
$0.51 $0.23 $0.73
Critical Care Technologies
Segment Profit
$181 $47 $228
Medical Technologies and
Services Segment Profit
$27 $22 $49
1 Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring related costs, and nonrecurring tax items.
2 Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on Feb. 3, 2011.